C1 FUND INC

SCHEDULE OF INVESTMENTS

September 30, 2025 (Unaudited)

Private Assets - 3.88%	Geographic Region(a)	Acquisition Date	Shares	Cost	Fair Value
Common Stock- 3.88%
FIGMENT(b)	United States	9/29/2025	952,381	$2,000,000	$2,035,000

Total Private Assets				2,000,000	2,035,000
Short-Term Investments- 102.16%			Shares	Cost	Fair Value
First American US Treasury Money Market Fund(c)			53,559,853	53,559,853	53,559,853

Total Short-Term Investments				53,559,853	53,559,853

Total Investments – 106.04%				$55,559,853	$55,594,853
Liabilities in Excess of Other Assets- (6.04%)					(3,165,861)
Net Assets - 100.00%					$52,428,992

(a)	In the case of Private Assets, geographic region generally refers to where the general partner is headquartered and may be different from where a Private Asset invests or operates.
(b)	Investments whose values were determined using significant unobservable inputs.
(c)	The rate shown is the annualized 7-day yield as of September 30, 2025.